UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

Paramount Skydance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42791	99-3917985
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	PSKY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, Warner Bros. Discovery, Inc., a Delaware corporation (“WBD”), Paramount Skydance Corporation, a Delaware corporation (“Paramount”), and Prince Sub Inc., a Delaware corporation and wholly owned subsidiary of Paramount, entered into an Agreement and Plan of Merger on February 27, 2026 (the “Merger Agreement”), pursuant to which, and subject to the terms and conditions therein, at the effective time of the merger to be entered into pursuant to such agreement, Prince Sub Inc. will merge with and into WBD, with WBD surviving as a wholly owned subsidiary of Paramount (the “Merger”). The purpose of this Current Report on Form 8-K is to file (a) the financial statements of WBD described below, (b) the unaudited pro forma financial information described below and (c) the consent of PricewaterhouseCoopers LLP with respect to its report on the audited consolidated financial statements of WBD incorporated by reference herein as Exhibit 99.1, and to permit such pro forma financial information to be incorporated by reference into Paramount’s Registration Statement on Form S-3 to be filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.*

*Note: Business has not yet been acquired. Financial statements are provided in connection with the pending Merger.

The audited consolidated financial statements of Warner Bros. Discovery, Inc. as of December 31, 2025 and 2024, and for each of the three fiscal years in the period ended December 31, 2025, including the related notes and schedule of valuation and qualifying accounts, the Report of Independent Registered Public Accounting Firm thereon, and Management’s Report on Internal Control Over Financial Reporting, were filed by Warner Bros. Discovery, Inc. with the SEC on February 27, 2026, and are incorporated herein by reference as Exhibit 99.1 hereto.

The interim unaudited condensed consolidated financial statements of Warner Bros. Discovery, Inc. as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025, and the notes related thereto were filed by Warner Bros. Discovery, Inc. with the SEC on May 6, 2026, and are incorporated herein by reference as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.**

**Note: Business has not yet been acquired. Pro forma financial information is provided in connection with the pending Merger.

The unaudited pro forma condensed combined financial information for Paramount Skydance Corporation, after giving effect to the Merger and the adjustments described therein, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.3 hereto contain “forward-looking statements”, including, without limitation, statements regarding: the timing of closing the potential Merger, including the regulatory and other conditions to the Merger and the application of any “Ticking Consideration” in connection therewith; the timing, pricing and other terms of any permanent financing in connection with the financing of the Merger, including the need for, and costs in connection with, any bridge financing to finance the consummation of the Merger; the post-closing capital structure following the Merger, including assumptions relating to interest expense for the combined company and potential dilution resulting from any equity financing in connection with the Merger; the results of and participation in any exchange or tender offer for existing WBD debt securities and the refinancing or other treatment of WBD debt in connection with the Merger; the accounting treatment for the Merger and preliminary estimates of fair value for purposes of such accounting; certain pro forma and other adjustments, including certain assumptions on which adjustments are based; the combined businesses of WBD and Paramount following the Merger and the integration and the treatment of any intercompany transactions in connection therewith. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Paramount or WBD. Risks and uncertainties include, but are not limited to: risks related to Paramount’s streaming business; the adverse impact on Paramount’s advertising revenues as a result of changes in consumer behavior, advertising market conditions and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s decisions to invest in new businesses, products, services and technologies, and the evolution of Paramount’s business strategy; the potential for loss of carriage or other reduction in or the impact of negotiations for the distribution of Paramount’s content; damage to Paramount’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s businesses generally; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s operations as a result of labor disputes; the risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global and Skydance Media, LLC successfully and to achieve anticipated synergies; litigation relating to the transaction pursuant to which Paramount acquired Skydance Media, LLC potentially resulting in substantial costs; volatility in the price of Paramount’s Class B common stock; the effect Paramount’s dual-class capital structure and the concentrated ownership may have on the price of its Class B common stock or business; risks related to a private sale of a controlling interest in Paramount, including that Paramount’s stockholders may not realize any change of control premium on shares of Paramount’s Class B common stock and that Paramount may become subject to the control of a presently unknown third party; risks associated with Paramount’s status as a “controlled company” under the rules of The Nasdaq Global Select Market, including its exemption from certain corporate governance requirements; risks associated with the lack of voting rights of Paramount’s Class B common stock; risks that anti-takeover provisions in Paramount’s amended and restated certificate of incorporation and amended and restated bylaws, and under Delaware law could deter, delay, or prevent a change of control; risks that exclusive forum provisions in Paramount’s amended and restated certificate of incorporation could limit a stockholder’s choice of forum for certain claims and discourage lawsuits against Paramount’s directors and officers; risks that corporate opportunity provisions in Paramount’s amended and restated certificate of incorporation could permit certain persons to pursue competitive opportunities that might otherwise be available to Paramount; risks associated with Paramount’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; disruptions caused by the Merger to Paramount’s and WBD’s business and commercial relationships; the negative impact that a failure to consummate the Merger could have on Paramount’s business, financial condition, results of operations and stock price; the risk that the Merger may be prevented or delayed or the anticipated benefits reduced if Paramount does not obtain certain regulatory approvals; the risk that the Merger Agreement may be terminated in accordance with its terms, including if any conditions to the closing of the Merger are not satisfied; the risk that litigation relating to the Merger could prevent or delay the closing of the Merger or result in the payment of damages after closing; challenges realizing synergies and other anticipated benefits expected from the Merger, including integrating WBD’s business successfully; risks to Paramount’s business, financial condition or results of operations as a result of the incurrence of substantial costs and indebtedness in connection with the Merger; market and other conditions in connection with any permanent financing in connection with the Merger; and risks of reduced ownership and economic interest by Paramount’s existing stockholders as a result of the Merger. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and Paramount’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 4, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, and WBD’s Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 6, 2026, including, in each case, in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and WBD’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, ir.wbd.com or on request from Paramount or WBD. Paramount undertakes no obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

(c) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Warner Bros. Discovery, Inc.
99.1	Audited consolidated financial statements of Warner Bros. Discovery, Inc. as of December 31, 2025 and 2024, and for each of the three fiscal years in the period ended December 31, 2025, and the related notes and schedule of valuation and qualifying accounts, the Report of Independent Registered Public Accounting Firm thereon and Management’s Report on Internal Control Over Financial Reporting (incorporated by reference to Part II, Item 8 and Part IV, Item 15 of Warner Bros. Discovery, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (SEC File No. 001-34177), filed with the SEC on February 27, 2026).
99.2	Interim unaudited condensed consolidated financial statements of Warner Bros. Discovery, Inc. as of March 31, 2026 and for the three months ended March 31, 2026 and March 31, 2025, and the notes related thereto (incorporated by reference to Part I, Item 1 of the Warner Bros. Discovery, Inc. Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (SEC File No. 001-34177), filed with the SEC on May 6, 2026).
99.3	Unaudited pro forma condensed combined financial statements of Paramount Skydance Corporation as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ Stephanie Kyoko McKinnon
	Name:	Stephanie Kyoko McKinnon
	Title:	General Counsel and Secretary

Date: July 31, 2026